BRIDGE BUILDER TRUST
Bridge Builder International Equity Fund

Supplement dated May 15, 2017
to the Prospectus dated October 28, 2016,
as supplemented November 17, 2016.

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

Ajay Sadarangani, of Manning & Napier Advisors, LLC (“Manning & Napier”), will no longer serve as a portfolio manager to the Bridge Builder International Equity Fund (the “Fund”).  All references to Mr. Sadarangani are hereby deleted from this Prospectus. Ebrahim Busheri, Jeffrey W. Donlon, and Marc Tommasi, who have served as portfolio managers to the Fund since its inception, will continue to serve as portfolio managers for the portion of the Fund’s assets allocated to Manning & Napier.

BRIDGE BUILDER TRUST
Bridge Builder International Equity Fund

Supplement dated May 15, 2017 to the Statement of Additional Information (the "SAI")
dated October 28, 2016, as supplemented November 17, 2016.

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

Ajay Sadarangani, of Manning & Napier Advisors, LLC (“Manning & Napier”), will no longer serve as a portfolio manager to the Bridge Builder International Equity Fund (the “Fund”).  All references to Mr. Sadarangani are hereby deleted from this SAI. Ebrahim Busheri, Jeffrey W. Donlon, and Marc Tommasi, who have served as portfolio managers to the Fund since its inception, will continue to serve as portfolio managers for the portion of the Fund’s assets allocated to Manning & Napier.